SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                               FORM 8-K/A-2

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             December 8, 2004
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                            TC X CALIBUR, INC.
                            ------------------
           (Exact name of Registrant as specified in its charter)



   Nevada                       33-29139                      87-0474017
   ------                       --------                      ----------
(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                         365 Evans Avenue, Suite 302
                      Toronto, Ontario, Canada M8Z 1K2
                      ---------------------------------
                   (Address of Principal Executive Offices)

                               (416) 465-3530
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

          At a Special Meeting of Stockholders of our Company held December 28, 2004, our stockholders voted in favor of the sale of substantially all of our assets as outlined in our Proxy Statement, a copy of which was attached to our 8-K Current Report dated December 8, 2004, and filed with the Securities and Exchange Commission on December 8, 2004, and amended on December 9, 2004. See Item 9.01. At the meeting, 2,437,506 shares, or 89.8%, were voted in favor of the proposal to sell substantially all of our assets, with none voted against the proposal and none abstaining.

          On December 28, 2004, we entered into an Asset Purchase Agreement (the "Agreement") between our Company; Berliner Holdings Limited, a corporation organized under the Province of Ontario, Canada ("Berliner"); and Film Opticals of Canada 2004 Limited, a newly formed corporation organized under the Province of Ontario, Canada, and a wholly-owned subsidiary of Berliner ("New Film Opticals"). A copy of the Agreement is attached hereto and incorporated herein by reference. See Item 9.01.

          Pursuant to the Agreement, we completed the sale of substantially all of our assets by the conveyance of all of our right, title and interest in and to Film Opticals Investments Limited, our wholly-owned subsidiary and a corporation organized under the Province of Ontario, Canada ("Film Opticals"), and our film library, which consisted of approximately 125 movies in foreign languages (primarily Chinese) (the "Film Library") to New Film Opticals. In consideration of the purchase, Berliner will cancel 500,000 shares of our common stock that it currently owns; and, as further consideration of such purchase, New Film Opticals and Berliner will assume, pay and/or compromise all of our outstanding claims or liabilities related to Film Opticals and our Film Library and indemnify and hold us harmless from them. A copy of the Indemnification Agreement is attached hereto and incorporated herein by
reference.   See Item 9.01.

Item 9.01   Financial Statements and Exhibits.

          (a) Not applicable.

          (b) A proforma balance sheet at September 30, 2004, taking into account the sale of our assets, is contained in the Proxy Statement which was attached to our initial 8-K Current Report dated December 8, 2004.

          (c) Exhibits.

Exhibit No.         Description
-----------         -----------

    2.1             Asset Purchase Agreement

    2.2             Indemnification Agreement

Documents Incorporated
Herein by Reference
-----------------------

    19              Proxy Statement*

     * This Proxy Statement was attached to our initial 8-K Current Report dated December 8, 2004.





                            SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TC X CALIBUR, INC.

Dated: 01/04/05                               /s/ Claus Voellmecke
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                                               Claus Voellmecke
                                               President and
                                               Director